UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 15, 2014

COMMUNITY SHORES BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-51166	38-3423227
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan	49441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 15, 2014. At the meeting, our shareholders voted on each of the following four matters:

•	election of two class I directors for a three year-term;
•	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2014; and
•	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting.

The final vote results for these three matters are set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Gary F. Bogner	759,615	59,675	0	556,625
Robert L. Chandonnet	759,515	59,775	0	556,625

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2014 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,374,205	1,610	100	0

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
716,982	59,985	42,323	556,625

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY SHORES BANK CORPORATION

By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President,
Chief Financial Officer and Treasurer

Date: May 15, 2014

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